UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 22, 2004

HASTINGS ENTERTAINMENT, INC.

(Exact name of registrant as specified in its charter)

TEXAS

(State or other jurisdiction of incorporation or organization)

000-24381	75-1386375
(Commission File Number)	(I.R.S. Employer Identification Number)

3601 Plains Blvd, Amarillo, Texas	79102
(Address of principal executive offices)	(Zip Code)

(806) 351-2300

(Registrant’s telephone number, including area code)

NONE

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SIGNATURES
EXHIBIT INDEX
Press Release

HASTINGS ENTERTAINMENT, INC.

Item 2.02.    Results of Operations and Financial Condition.

On November 22, 2004, Hastings Entertainment, Inc. issued a press release announcing, among other things, its results for the fiscal quarter and year to date periods ended October 31, 2004 and revised financial guidance for fiscal year 2004. A copy of the press release is attached as Exhibit 99.1 to this Report on Form 8-K.

The information furnished pursuant to Item 2.02 of this Report on Form 8-K, including the exhibit attached hereto, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. Furthermore, the information contained in this Report on Form 8-K shall not be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended.

Item 8.01.    Other Items

In the same press release, it was announced that the Annual Meeting of Shareholders of Hastings Entertainment, Inc. would be held on June 8, 2005 and the notice of the meeting, including location and other pertinent information, would be mailed to shareholders on or about May 16, 2005.

Item 9.01.    Financial Statements and Exhibits.

     (c)       Exhibits:

Exhibit
Number	Description
99.1	Press release issued by Hastings Entertainment, Inc., dated November 22, 2004

HASTINGS ENTERTAINMENT, INC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 22, 2004	Hastings Entertainment, Inc. (Registrant)
	By:	/s/ Dan Crow
Dan Crow
Vice President, Chief Financial Officer (Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press release issued by Hastings Entertainment, Inc., dated November 22, 2004